UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 5, 2014 (December 1, 2014)
HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor
Naples, Florida 34108
999 Vanderbilt Beach Road, 3rd Floor
Naples, Florida 34108
(Address of principal executive offices, including zip code)

(239) 552-5800
(239) 552-5800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

FLEET DEBT

HVF U.S. Fleet Medium Term Notes

On December 5, 2014, Hertz Vehicle Financing LLC ("HVF"), a bankruptcy remote, wholly-owned, special purpose subsidiary of The Hertz Corporation ("Hertz"), and Hertz entered into a waiver agreement with The Bank of New York Mellon Trust Company, N.A., as trustee of the noteholders of $2.45 billion of medium term asset backed notes issued by HVF. The waiver relates to Hertz's failure to furnish certain financial statements within certain time periods set forth in the documentation of HVF's financing facilities pursuant to which Hertz leases cars from HVF.  The waiver is effective with respect to the non-delivery of those financial statements through August 31, 2015, provided that after June 30, 2015 the waiver will terminate if Hertz's failure to furnish such financial statements results in (i) Hertz Vehicle Financing II LP, a bankruptcy remote, indirect wholly-owned, special purpose subsidiary of Hertz, being prohibited from drawing funds under its variable funding notes, or (ii) Hertz being prohibited from drawing funds under its senior secured asset-based revolving credit facility (the "Senior ABL Facility"), in each case after giving effect to all amendments and waivers in effect as of such date.

The foregoing summary description of the HVF waiver is qualified in its entirety by reference to the full text of the waiver, which is attached as Exhibit 10.1 and incorporated by reference.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)
J. Jeffrey Zimmerman stepped down as Executive Vice President, General Counsel and Secretary of Hertz Global Holdings, Inc. ("HGH") and Hertz (together with HGH, the "Companies"), effective as of December 1, 2014, and as an employee of the Companies, effective as of December 5, 2014, to pursue other interests.
(e)
In connection with Mr. Zimmerman's resignation, Mr. Zimmerman and the Companies entered into a mutually agreed separation and general release agreement (the "Separation Agreement"), dated as of December 1, 2014, pursuant to which they agreed to treat his separation as a "qualifying termination" (within the meaning of the Hertz Global Holdings, Inc. Severance Plan for Senior Executives (the "Severance Plan")).  The material terms of the Separation Agreement are as follows:
Consulting Services
In consideration for the promises and payments made by the Companies under the Separation Agreement, Mr. Zimmerman has agreed to provide such general consulting services as may be requested by the Companies or their outside counsel for the period from Mr. Zimmerman's termination of employment until June 30, 2015.

Severance Payment
In satisfaction of Mr. Zimmerman's entitlements under the Severance Plan and his commitments under the Separation Agreement, Mr. Zimmerman will be entitled to a cash severance payment in the amount of $1,627,603.31, payable in equal installments during the 18-month period commencing on January 1, 2015.

2014 Pro Rata Bonus
In satisfaction of Mr. Zimmerman's entitlements under the Severance Plan and his commitments under the Separation Agreement, Mr. Zimmerman will be eligible for a bonus in respect of 2014 (determined based on the Companies' actual performance in respect of 2014 and Mr. Zimmerman's individual performance modifier deemed achieved at target), prorated for the portion of the year during which Mr. Zimmerman was employed by the Companies, payable in accordance with the bonus plan.

Equity Awards
In consideration for Mr. Zimmerman's compliance with the terms of the Separation Agreement, including his commitment to provide the consulting services described above, Mr. Zimmerman will be eligible to continue to vest in his outstanding options and performance stock units through March 31, 2015.  All other unvested equity awards held by Mr. Zimmerman will be forfeited.

In addition, the post-termination exercise periods applicable to Mr. Zimmerman's options will be tolled until the Companies have filed all required reports under Section 13 or 15(d) of the Securities Exchange Act of 1934 (including, for the avoidance of doubt, amendment #2 to its annual report on Form 10-K for the year ended December 31, 2013).

Health Plan Coverage; Outplacement
In satisfaction of Mr. Zimmerman's entitlements under the Severance Plan and his commitments under the Separation Agreement, Mr. Zimmerman will be eligible for the payment of premiums for health and welfare insurance to the same extent paid by the Companies immediately prior to Mr. Zimmerman's termination of employment for the first 18 months thereafter (or, if earlier, the date on which Mr. Zimmerman becomes eligible for comparable health and welfare benefits through a new employer).

In addition, in satisfaction of Mr. Zimmerman's entitlement to outplacement benefits under the Severance Plan, the Companies will pay him $25,000 in cash in a lump sum following the effective date of his release of claims.

Indemnification
In satisfaction of Mr. Zimmerman's entitlements under the Severance Plan and his commitments under the Separation Agreement, the Companies have agreed to indemnify Mr. Zimmerman to the fullest extent permitted by Delaware law from costs and liabilities incurred in defense of litigation arising out of his employment, except to the extent arising out of or based upon Mr. Zimmerman's gross negligence or willful misconduct.

Restrictive Covenants	Mr. Zimmerman reaffirmed his commitment to be bound by the restrictive covenants concerning noncompetition, nonsolicitation of employees and nondisparagement contained in the Severance Plan.
Release of Claims
In consideration for the promises and payments made by the Companies under the Separation Agreement, Mr. Zimmerman has agreed to a general release of claims in favor of the Companies and their affiliates.

The foregoing summary description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.2 and incorporated by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed as part of this report:

Exhibit	Description

10.1	Waiver Agreement, dated as of December 5, 2014, among Hertz Vehicle Financing LLC, The Hertz Corporation and the Bank of New York Mellon Trust Company, N.A., as Trustee.
10.2	Separation Agreement, dated as of December 1, 2014, by and among J. Jeffrey Zimmerman, Hertz Global Holdings, Inc. and The Hertz Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: December 5, 2014

EXHIBIT INDEX

Exhibit	Description

10.1	Waiver Agreement, dated as of December 5, 2014, among Hertz Vehicle Financing LLC, The Hertz Corporation and the Bank of New York Mellon Trust Company, N.A., as Trustee.
10.2	Separation Agreement, dated as of December 1, 2014, by and among J. Jeffrey Zimmerman, Hertz Global Holdings, Inc. and The Hertz Corporation.